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                                                                  EXHIBIT 10.8.5

                             SECOND AMENDMENT TO THE
                         WASHINGTON MUTUAL SAVINGS BANK
                        EMPLOYEES' STOCK PURCHASE PROGRAM

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THIS AMENDMENT, hereby made by Washington Mutual Savings Bank (the "Bank"),


                                   WITNESSETH:

WHEREAS, the Bank previously established an Employees' Stock Purchase Program (the "Plan") effective April 1, 1990, and subsequently amended the Plan effective June 30, 1991; and

WHEREAS, the Bank desires to provide for compliance with the amendment to Securities Exchange Commission Rule 16b-3 effective May 1, 1991;

NOW, THEREFORE, effective June 30, 1992, a new Section 5.7 shall be added to read in its entirety as follows:

        5.7    PARTICIPATION BY EXECUTIVE OFFICERS.

               (a) DEFINITIONS. As used herein, the term "Executive Officers" shall refer to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act").

               (b) SECTION 16 COMPLIANCE. With respect to Executive Officers, transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be determined null and void, to the extent permitted by law and deemed advisable by the Committee.

               (c)    TRANSACTION RESTRICTIONS.

                      (i) An Executive Officer making a withdrawal from the Plan must either cease further purchases in the Plan for six months from the date of such withdrawal or must hold such withdrawn stock for at least six months before selling it.

                      (ii) Any Executive Officer who ceases participation in the Plan may not resume participation for at least six months. Any election by an Executive Officer to decrease his/her level of participation in the Plan to a nominal amount constitutes a cessation of participation in the Plan and such Executive Officer may NOT

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                             thereafter participate, at any level, in the Plan
                             for at least six months from the date such person decreased his/her level of participation to a nominal amount.

IN WITNESS WHEREOF, this amendment has been executed this ____ day of ____________, 19___.

                                             WASHINGTON MUTUAL SAVINGS BANK

                                             By:
                                                --------------------------------
                                             Title:
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